UBS PaineWebber Life Insurance Company
           Administrative Office: 601 6th Ave. Des Moines, Iowa 50309



                                                                   March 1, 2006

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:      UBS Life Insurance Company USA Separate Account
         File Number:  811-7536
         Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the "Act"), UBS Life Insurance Company USA Separate Account, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report of the underlying management investment company, the AllianceBerstein Variable Products Series Fund.

Pursuant to Rule 30b2-1 under the Act, on March 1, 2006, the AllianceBerstein Variable Products Series Fund (811-05398) filed its annual report with the Commission via EDGAR. To the extent necessary, that filing is incorporated herein by reference. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act.


Sincerely,

/s/ Gerianne J. Silva

cc:  Fred Bellamy